SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------



                        Date of report: January 24, 2005
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


             0-4465                                   13-2511270
      (Commission File No.)                        (I.R.S. Employer
                                                   Identification No.)


                           75 South Broadway Suite 302
                          White Plains, New York 10601
               (Address of principal executive offices; zip code)

                                 (914) 682-0214
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT



ITEM 5.02. ELECTION OF DIRECTORS

On January 24, 2005, Gayle Greer, 63, was appointed as a member of our Board of Directors. She will also serve on our Audit Committee. In 1998, Ms. Greer retired from Time Warner Entertainment, after serving 20 years in a variety of executive positions, including Senior Vice President of Time Warner Communications and Group Vice President of Time Warner Cable. During her tenure at Time Warner, she managed the integration of telephony and cable operations in several cable divisions. Ms. Greer also served as co-founder of a business service provider that delivered managed solutions to the broadband services market and to the charitable giving market from 1998 to 2001.

On January 26, 2005 we issued a press release that announced the appointment of Gayle Greer to our Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Press release dated January 26, 2005.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    January 27, 2005

                                               eLEC COMMUNICATIONS CORP.
                                                        (Registrant)

                                               By:  /s/Paul H. Riss
                                                    ----------------------------
                                               Name:  Paul H. Riss
                                               Title:    Chief Executive Officer